UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – January 18, 2013

IEC ELECTRONICS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-6508	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513

(Address of principal executive offices)(Zipcode)

(315) 331-7742

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Fourth Amended and Restated Credit Facility Agreement

On January 18, 2013, IEC Electronics Corp. (the “Company”) and Manufacturers and Traders Trust Company (“Lender”), a New York banking corporation, entered into a Fourth Amended and Restated Credit Facility Agreement (“Fourth Amended Credit Agreement”), a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K. Significant modifications to the financing arrangements previously in effect under the Third Amended and Restated Credit Facility Agreement, dated December 17, 2010, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 23, 2010, include:

•	Consolidation of (i) all outstanding term debt except the Albuquerque Mortgage Secured Term Loan (“Mortgage Loan,” having an outstanding principal balance of $3,177,786), the Energy Loan (“Energy Loan,” having an outstanding principal balance of $9,506) and (ii) an $8,876,237 portion of outstanding Revolving Credit Loans, into two new and increased term loans, described below (“Term Loan A” and “Term Loan B”);
•	Creation of a new Term Loan A in the original principal amount of $10,000,000, bearing interest at the fixed rate of 3.98% per annum, payable in equal monthly principal payments of $92,593 each plus accrued interest, with a final maturity date of February 1, 2022;
•	Creation of a new Term Loan B in the original principal amount of $14,000,000, bearing interest at a variable rate equal to 2.50 percentage points (“Term Loan B Spread”) above the London interbank offered rate (“LIBOR”) in effect from time to time, payable in equal monthly principal payments of $116,667 each plus accrued interest, with a final maturity date of February 1, 2023;
•	Extension of the maturity date of the Mortgage Loan from December 16, 2014 to February 1, 2018, with no change to the monthly principal payments of $22,222 each plus accrued interest;
•	Modification of the interest rate applicable to the Mortgage Loan from (i) a range on the applicable quarterly adjustment date of 2.50% to 3.75% above LIBOR based upon the Company’s then ratio of Debt to EBITDARS (ranging from 1.75:1.00 to 3.25:1.00), to (ii) a range on the applicable quarterly adjustment date of 2.00% to 3.25% above LIBOR based upon the Company’s then ratio of Debt to EBITDARS (ranging from 0.75:1.00 to 2.75:1.00);
•	Continuation of the revolving line of credit (“Revolving Line”) in the maximum available principal amount of the lesser of $20,000,000 or the amount available under the borrowing base (the formula for which, and interest rate surcharge applicable to optional over-base advances, remains unchanged), with an outstanding principal balance immediately after the closing of $3,656,140;
•	Extension of the maturity date of the Revolving Line from December 17, 2013 to January 18, 2016;
•	Modification of the interest rate applicable to the Revolving Line from (i) a range on the applicable quarterly adjustment date of 2.25% to 3.50% above LIBOR based upon the Company’s then ratio of Debt to EBITDARS (ranging from 1.75:1.00 to 3.25:1.00), to (ii) a range on the applicable quarterly adjustment date of 1.75% to 3.00% above LIBOR based upon the Company’s then ratio of Debt to EBITDARS (ranging from 0.75:1.00 to 2.75:1.00);
•	Modification of the unused fee applicable to the Revolving Line from (i) a range on the applicable quarterly adjustment date of 0.125% to 0.500% based upon the Company’s then ratio of Debt to EBITDARS ranging from 1.75:1.00 to 3.25:1.00, to (ii) a range on the applicable quarterly adjustment date of 0.125% to 0.500% based upon the Company’s then ratio of Debt to EBITDARS ranging from 0.75:1.00 to 2.75:1.00;
•	Elimination of mandatory prepayments based upon excess cash flow;
•	Continuation, unchanged, of existing covenants requiring minimum quarterly EBITDARS, a maximum Debt to EBITDARS ratio, and minimum Fixed Charge Coverage Ratio, all measured at the end of each quarter commencing with the quarter ending in March 2013; and
•	Continuation of other terms, conditions, covenants, guarantees and collateral substantially unchanged.

The Debt to EBITDARS ratio compares (i) 12-month EBITDARS to (ii) the sum of interest expense, principal payments, sale-leaseback payments and dividends, if any (fixed charges). The Company defines EBITDARS as earnings before interest, taxes, depreciation, amortization, rent expense and non-cash stock compensation.

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Interest Rate Swap

On January 18, 2013, the Company and Lender entered into an interest rate swap arrangement (“Swap Transaction”). The Swap Transaction is for a notional amount of $14,000,000 with an effective date of February 1, 2013 and a termination date of February 1, 2023. The Swap Transaction is designed to reduce the variability of future interest payments with respect to Term Loan B by effectively fixing the annual interest rate payable on outstanding principal of Term Loan B. Pursuant to the interest rate swap, the Company’s one-month LIBOR rate is swapped for a fixed rate of 1.32%. When the swap fixed rate is added to the Term Loan B Spread of 2.50%, the Company’s interest rate applicable to Term Loan B is effectively fixed at 3.82%. A copy of the agreements between the Company and Lender related to the Swap Transaction are being filed with this Current Report on Form 8-K, including the ISDA Master Agreement dated January 18, 2012 filed as Exhibit 10.2 hereto, the Schedule to Master Agreement dated January 18, 2012 filed as Exhibit 10.3 hereto and the confirmation letter dated January 18, 2012 filed as Exhibit 10.4 hereto.

The foregoing description of the Fourth Amended Credit Agreement is qualified in its entirety by the copy thereof being filed as Exhibit 10.1 to this report, and the foregoing description of the Swap Transaction is qualified in its entirety by the copy of the confirmation thereof being filed as Exhibit 10.2 to this report, each of which is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On January 18, 2013 the Company and the Lender entered into the Fourth Amended Credit Agreement and the Swap Transaction containing the terms discussed in Item 1.01 above, which discussion is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

On January 25, 2013 the Company issued a press release to announce the closing of the Fourth Amended Credit Agreement and the Swap Transaction described in Items 1.01 and 2.03 above. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Fourth Amended and Restated Credit Facility Agreement dated January 18, 2013 between IEC Electronics Corp. and Manufacturers and Traders Trust Company
Exhibit 10.2	ISDA Master Agreement dated January 18, 2013 between IEC Electronics Corp. and Manufacturers and Traders Trust Company
Exhibit 10.3	Schedule to ISDA Master Agreement dated January 18, 2013 between IEC Electronics Corp. and Manufacturers and Traders Trust Company
Exhibit 10.4	Confirmation of Swap Transaction between IEC Electronics Corp. and Manufacturers and Traders Trust Company entered into January 18, 2013

Exhibit 99.1	Press Release issued by IEC Electronics Corp. on January 25, 2013

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing. Neither the filing or furnishing of any exhibit to this report nor the inclusion in such exhibits of a reference to the Company’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such address into this report. The information available at the Company’s Internet address is not part of this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC Electronics Corp.
(Registrant)

Date: January 25, 2013	By:	/s/ Vincent A. Leo
Vincent A. Leo
Chief Financial Officer

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EXHIBIT INDEX

Exhibit 10.1	Fourth Amended and Restated Credit Facility Agreement, dated January 18, 2013, between IEC Electronics Corp. and Manufacturers and Traders Trust Company

Exhibit 10.2	ISDA Master Agreement dated January 18, 2013 between IEC Electronics Corp. and Manufacturers and Traders Trust Company

Exhibit 10.3	Schedule to ISDA Master Agreement dated January 18, 2013 between IEC Electronics Corp. and Manufacturers and Traders Trust Company

Exhibit 10.4	Confirmation of Swap Transaction between IEC Electronics Corp. and Manufacturers and Traders Trust Company entered into January 18, 2013

Exhibit 99.1	Press Release issued by IEC Electronics Corp. on January 25, 2013